Exhibit 10.2

This document constitutes part of a prospectus covering securities that have been registered under the Securities Act of 1933.

The date of this prospectus is [Date].

Marsh & McLennan Companies, Inc.

2000 Senior Executive Incentive and Stock Award Plan

Terms and Conditions for 2005 Award of Nonqualified Performance Contingent Stock Options

to U.S. Grant Recipients

This award of nonqualified stock options (the “Award”) has been granted to you on [Date] (the “Grant Date”) under the Marsh & McLennan Companies, Inc. (“MMC”) 2000 Senior Executive Incentive and Stock Award Plan (the “Plan”). The Award represents an option to purchase shares of MMC common stock and is subject to the following terms and conditions:

I.	VESTING AND EXERCISABILITY OF OPTION

A.	Vesting

Subject to your continued employment, twenty-five percent (25%) of the aggregate number of shares covered by these options will vest on each of the first four anniversaries of the Grant Date, beginning with the first anniversary of the Grant Date. Subject to the provisions of Section V herein, in the event of your death, permanent disability or retirement, unvested options will vest at such termination of employment. For all other terminations of employment, all options, whether vested or unvested, will be forfeited as of the date of your termination of employment.

B.	Exercisability

Except as provided in Section VI.A., vested options will become exercisable on the trading day following the tenth consecutive trading day that the closing price of a share of MMC common stock on the New York Stock Exchange exceeds the grant price of the options by fifteen percent (15%) or more (the “Performance Contingency”) and will remain exercisable until the expiration date of the grant unless such options are subject to an earlier expiration date or forfeited in accordance with Section V. Vested options for which the Performance Contingency is not thereafter satisfied may not be exercised.

II.	METHOD OF EXERCISE

Follow the steps set forth below to exercise a stock option. Your option exercise will be effective on the date on which MMC Global Compensation receives your completed Notice of Option Exercise Form, full payment of the aggregate exercise price and an executed Non-Solicitation Agreement or, if received on different days, the latest of those dates.

A.	Notice of Option Exercise Form

Complete and return a Notice of Option Exercise Form as the form instructs. Oral notices of exercise of options and exercises of less than 200 shares (unless acquiring all vested shares from the option grant) are not accepted. Please indicate whether you are an MMC Insider (e.g., MMC Executive Officer, MMC Controller).

B.	Payment

Notice of Option Exercise Forms will not be processed until payment is received. Payment may be made with (l) U.S. dollars or (2) MMC common stock as follows:

l.	Payment with U.S. Dollars

Send a certified or bank check, payable to Marsh & McLennan Companies, Inc., for the full amount of the aggregate exercise price, or wire transfer the full amount in U.S. dollars to account number XXX-XXX-XXXX (ABA #XXX-XX-XXXX) at Chase Manhattan Bank in New York, New York. Wire transfers are not considered received until the date on which Chase confirms that the funds have been transferred to MMC’s account.

2.	Payment with Shares of MMC Common Stock

You may pay the aggregate exercise price by tendering shares of MMC common stock (including shares acquired from a stock option exercise or stock award vesting) which you have owned for at least six months prior to the exercise date, having a value equal to or greater than the aggregate exercise price, as follows:

a.	Delivery of Stock Certificate(s)

The stock certificate(s) must be delivered to MMC

(l)	endorsed to Marsh & McLennan Companies, Inc. (the assignee)

- or -

(2)	accompanied by a stock power endorsed to Marsh & McLennan Companies, Inc.

The endorsement must be identical to the registrant's name indicated on the face of the certificate. The signature of endorsement must be guaranteed by a commercial bank or stockbroker.

b.	Valuation of Shares

Any MMC shares delivered as payment of the aggregate exercise price of an option will be valued at the Fair Market Value of MMC common stock. Fair Market Value on a given date means the per share value of stock as determined by using the average of the high and low selling prices of such stock on the immediately preceding date (or, if the New York Stock Exchange was not open that day, the next preceding day that the NYSE was open for trading and the stock was traded)

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as reported for such date in the table entitled “NYSE Composite Transactions”,

contained in The Wall Street Journal or an equivalent successor table. For example, for a stock option exercise on April 5th, the Fair Market Value of shares tendered, on a per share basis, would be the average of the high and low selling prices of MMC common stock on April 4th.

If the stock submitted for payment exceeds the number of shares required, the excess shares will be returned to you.

C.	Non-Solicitation Agreement

An executed Non-Solicitation Agreement must accompany your completed Notice of Option Exercise Form unless you are exercising the option after you have retired on or after your Normal Retirement Date.

l.	While Employed

An executed Non-Solicitation Agreement must accompany your Notice of Option Exercise Form. You may obtain a copy of the Agreement for execution from MMC Global Compensation. You may wish to consider consulting an attorney before signing the Agreement. Please retain a copy of your signed Agreement for your records.

2.	Upon Early Retirement

If you retire on or after your Early Retirement Date and before your Normal Retirement Date, all your options will be forfeited as of your termination of employment unless you sign the Non-Solicitation Agreement for Early Retirees (as described in Section V). You may obtain a copy of the Agreement for execution from MMC Global Compensation. You may wish to consider consulting an attorney before signing the Agreement. Please retain a copy of your signed Agreement for your records.

III.	WITHHOLDING

Applicable taxes (including FICA) are required by law to be withheld when a nonqualified stock option is exercised. A sufficient number of the MMC shares resulting from the option exercise will be retained by MMC to satisfy the tax withholding obligation unless you elect on your Notice of Option Exercise Form to satisfy all applicable tax withholding by check.

IV.	REGISTRATION AND DISTRIBUTION OF SHARES

A.

The shares from your stock option exercise will be registered as specified in your Notice of Option Exercise Form, as of the date of exercise. The shares may be registered only in (i) your name or (ii) your name and your spouse’s name as joint tenants with rights of survivorship.

B.	The shares from your stock option exercise will be distributed as specified in your Notice of Option Exercise Form, after you have satisfied your tax withholding obligation.

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C.	You will receive written confirmation of your stock option exercise by mail, generally within a week following the exercise date.

V.	TERMINATION OF EMPLOYMENT

If your employment with MMC or any of its subsidiaries or affiliates (the “Company”) terminates, the following shall apply:

A.	Death

In the event your employment is terminated because of your death, any unvested option will vest at such termination of employment and will become exercisable upon the satisfaction of the Performance Contingency. The person or persons to whom your rights under the option shall pass by will or the laws of descent and distribution shall be entitled to exercise such option (and any option shares that were vested at the time of your death and for which the Performance Contingency has been satisfied) within one year after the date of death, but in no event shall the option be exercised beyond the expiration date of the grant.

B.	Permanent Disability

Should your employment terminate due to total and permanent disability as determined under MMC’s long-term disability program, any unvested option will vest at such termination of employment and will become exercisable upon the satisfaction of the Performance Contingency. Such vested option shares (and any option shares that were vested at the time of your termination of employment and for which the Performance Contingency has been satisfied) shall be exercisable until the expiration date of the grant.

C.	Retirement

In the event you retire from the Company on or after your Normal Retirement Date, any unvested option will vest at such termination of employment and will become exercisable upon the satisfaction of the Performance Contingency. Such vested option shares (and any option shares that were vested at the time of your termination of employment and for which the Performance Contingency has been satisfied) shall be exercisable until the expiration date of the grant.

D.	Early Retirement

If you (i) retire from the Company on or after your Early Retirement Date and before your Normal Retirement Date and (ii) execute and comply with the Non-Solicitation Agreement for Early Retirees for a period of three years commencing with your termination of employment, or such lesser period as may be applicable, then any unvested option will vest at such termination of employment and will become exercisable upon the satisfaction of the Performance Contingency. Such vested option shares (and any option shares that were vested at the time of your termination of employment and for which the

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Performance Contingency has been satisfied) shall be exercisable until the earlier of the fifth anniversary of your termination of employment and the expiration date of the grant. Failure to execute and comply with the Non-Solicitation Agreement will result in forfeiture of all your options, whether vested or unvested.

E.	Definitions

As used in Section V.C. and D., the terms “Normal Retirement Date” and “Early Retirement Date” shall have the respective meanings given such terms (or any comparable substitute terms or concepts) set forth in the Company's primary retirement plan applicable to you upon your termination of employment.

F.	All Other Employment Terminations

For all other terminations of employment, all options, whether vested or unvested, shall be forfeited on the date of termination, except to the extent that the Committee may determine otherwise.

VI.	CHANGE IN CONTROL PROVISIONS

A.	Change in Control

Upon the occurrence of a “Change in Control” of MMC, as defined in the Plan, all stock options you hold will become fully vested and exercisable, and any restrictions contained in the terms and conditions of the option grants shall lapse.

B.	Additional Payment

The value of the accelerated vesting of options because of a Change in Control (the “Accelerated Award”) may be subject to a 20% federal excise tax under Section 4999 of the Code (the “Excise Tax”). The Excise Tax is imposed when the value, as determined by applicable regulations, of payments in the nature of compensation contingent on a Change in Control (including the Accelerated Award) equals or exceeds three times the average of your last five years’ W-2 earnings.

If a Change in Control occurs and the vesting of your options is accelerated, MMC will determine if the Excise Tax is payable by you. If Excise Tax is payable by you, MMC will pay to you, within five days of making the determination, an amount of money (the “Additional Payment”) such that after payment of applicable federal, state and local income taxes, employment taxes and any Excise Tax imposed upon the Additional Payment, you will retain an amount of the Additional Payment equal to the Excise Tax imposed in respect of the Accelerated Award. If the Additional Payment, after payment of applicable taxes, is later determined to be less than the amount necessary to reimburse you for the Excise Tax you owe, a further payment will be made to you. If the Additional Payment, after payment of applicable taxes, is later determined to be more than the amount necessary to reimburse you for the Excise Tax you owe, you will be required to reimburse MMC for such excess.

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VII.	OTHER PROVISIONS

A.

Neither the granting of the Award nor any exercise thereof gives you any right to continue to be employed by the Company, or restricts, in any way, your right or the right of your employer to terminate your employment at any time for any reason not specifically prohibited by law.

B.	During your lifetime, an option shall be exercisable only by you, and no right thereunder shall be transferable except by will or the laws of descent and distribution.

C.

Neither you nor any person entitled to exercise your rights in the event of your death shall have any of the rights of a stockholder with respect to the shares of MMC common stock subject to an option, unless, and until, you have exercised the option, paid the full exercise price thereof, and have received the shares so acquired.

D.

MMC is not liable for the non-issuance or non-transfer, nor for any delay in the issuance or transfer, of any shares of MMC common stock subject to an option or otherwise pursuant to the Plan which results from the inability of MMC to obtain, or in any delay in obtaining, from each regulatory body having jurisdiction, all requisite authority to issue or transfer shares of MMC common stock, if counsel for MMC deems such authority necessary for the lawful issuance or transfer of any such shares.

E.

The Award is subject to all of these terms and conditions and to the terms and conditions of the Plan, and your acceptance of the Award shall constitute your agreement to the terms and conditions of the Plan and the administrative regulations of the Committee. In the event of any inconsistency between these terms and conditions and the provisions of the Plan, the provisions of the Plan shall prevail. Your acceptance of the Award constitutes your agreement that the shares of MMC common stock acquired hereunder will not be sold or otherwise disposed of by you in violation of any applicable securities laws or regulations.

F.

An option shall be exercised in accordance with, and the Award shall be subject to, such additional administrative regulations as the Committee may from time to time adopt. All decisions of the Committee upon any questions arising under the Plan or under these terms and conditions shall be conclusive and binding.

G.

The Plan, and the granting and exercising of options or awards thereunder, and the obligations of MMC and employees under the Plan, shall be subject to all applicable governmental laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required, including, but not limited to, tax and securities regulations. This provision takes precedence over all aforementioned terms and conditions.

H.

The Committee has full discretion and authority to control and manage the operation and administration of the Award and the Plan. The Committee is comprised of at least two members of the MMC Board of Directors (the “Board of Directors”).

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I.

The Board of Directors may amend, alter, suspend, discontinue or terminate the Plan or the Committee’s authority to grant awards under the Plan, except that, without the consent of an affected participant, no such action may materially adversely affect the rights of such participant under any award theretofore granted to him or her. Following the occurrence of a Change in Control (as defined in the Plan), the Board of Directors may not terminate the Plan or amend the Plan with respect to awards that have already been granted in any manner adverse to employees.

J.

No more than eight million (8,000,000) shares of MMC common stock (par value $1.00 per share), plus such number of shares remaining unused under pre-existing stock plans approved by MMC's stockholders, may be issued under the Plan. Employees of the Company will be eligible for awards under the Plan. MMC common stock is traded on the New York Stock Exchange under the symbol “MMC” and is subject to market price fluctuation. The shares delivered upon exercise of an option may be obtained through open market purchases, treasury stock or newly issued shares.

K.

The Plan is not qualified under Section 401(a) of the Internal Revenue Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974. Your right to payment of your Award is the same as the right of an unsecured general creditor of MMC.

L.	There are no investment fees associated with your Award, and MMC pays all administrative expenses associated with your Award.

Please retain this document in your permanent records. If you have any questions regarding the Plan or your stock option grant or would like an account statement detailing the number and vesting date of your options or any other information, please contact:

MMC Global Compensation

Marsh & McLennan Companies, Inc.

1166 Avenue of the Americas

New York, New York l0036-2774

Telephone Number: 212-345-5000

Facsimile Number: (212) 345-4767

VIII.	RESALE RESTRICTIONS

If you are an “affiliate” of MMC at the time you exercise an option and receive shares of MMC common stock, your ability to resell those shares may be restricted. In order to resell such shares, you will be required either to observe the resale limitations of Rule 144 of the Securities Act of 1933, as amended (the “Securities Act”), or offer your shares for resale in compliance with another applicable exemption from the registration requirements of the Securities Act.

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An “affiliate” is defined, for purposes of the Securities Act, as a person who directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, MMC. A “person” is defined to include any relative or spouse of the person and any relative of the person’s spouse who has the same home as the person, any trust, estate, corporation or other organization in which the person or any of the foregoing persons has collectively more than 10% beneficial interest, and any trust or estate for which the person or any of the foregoing persons serves as trustee, executor or in any similar capacity. A person “controls, is controlled by or is under common control” with MMC when that person directly or indirectly possesses the power to direct or cause the direction of the management and policies of MMC whether through the ownership of voting securities, by contract or otherwise.

IX.	INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The Annual Report on Form 10-K of MMC for its last fiscal year, MMC’s Registration Statement on Form 8 dated February 3, 1987, describing MMC common stock, including any amendment or reports filed for the purpose of updating such description, and MMC’s Registration Statement on Form 8-A/A dated January 26, 2000, describing the Preferred Stock Purchase Rights attached to the common stock, including any further amendment or reports filed for the purpose of updating such description, which have been filed by MMC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), are incorporated by reference herein.

All documents subsequently filed by MMC pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, subsequent to the end of MMC’s last fiscal year and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents.

The Annual Report can be viewed on MMC’s website at http://www.mmc.com/annualreport.html. Participants may receive without charge, upon written or oral request, a copy of any of the documents incorporated herein by reference and any other documents that constitute part of this Prospectus by contacting MMC Global Compensation as indicated above.

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Marsh & McLennan Companies, Inc.

2000 Senior Executive Incentive and Stock Award Plan

Terms and Conditions for [Date] Award of Nonqualified Performance Contingent Stock Options

to Non-U.S. Grant Recipients

These terms and conditions are dated as of [Date].

This award of nonqualified stock options (the “Award”) has been granted to you on [Date] (the “Grant Date”) under the Marsh & McLennan Companies, Inc. (“MMC”) 2000 Senior Executive Incentive and Stock Award Plan (the “Plan”). The Award represents an option to purchase shares of MMC common stock and is subject to the following terms and conditions:

I.	VESTING AND EXERCISABILITY OF OPTION

A.	Vesting

Subject to your continued employment, twenty-five percent (25%) of the aggregate number of shares covered by these options will vest on each of the first four anniversaries of the Grant Date, beginning with the first anniversary of the Grant Date. Subject to the provisions of Section V herein, in the event of your death, permanent disability or retirement, unvested options will vest at such termination of employment. For all other terminations of employment, all options, whether vested or unvested, will be forfeited as of the date of your termination of employment.

B.	Exercisability

Except as provided in Section VI.A., vested options will become exercisable on the trading day following the tenth consecutive trading day that the closing price of a share of MMC common stock on the New York Stock Exchange exceeds the grant price of the options by fifteen percent (15%) or more (the “Performance Contingency”) and will remain exercisable until the expiration date of the grant unless such options are subject to an earlier expiration date or forfeited in accordance with Section V. Vested options for which the Performance Contingency is not thereafter satisfied may not be exercised.

II.	METHOD OF EXERCISE

Follow the steps set forth below to exercise a stock option. Your option exercise will be effective on the date on which MMC Global Compensation receives your completed Notice of Option Exercise Form, full payment of the aggregate exercise price and an executed Non-Solicitation Agreement or, if received on different days, the latest of those dates.

A.	Notice of Option Exercise Form

Complete and return a Notice of Option Exercise Form as the form instructs. Oral notices of exercise of options and exercises of less than 200 shares (unless acquiring all vested shares from the option grant) are not accepted. Please indicate whether you are an MMC Insider (e.g., MMC Executive Officer, MMC Controller).

B.	Payment

Notice of Option Exercise Forms will not be processed until payment is received. Payment may be made with (l) U.S. dollars or (2) MMC common stock as follows:

l.	Payment with U.S. Dollars

Send a certified or bank check, payable to Marsh & McLennan Companies, Inc., for the full amount of the aggregate exercise price, or wire transfer the full amount in U.S. dollars to account number XXX-XXX-XXXX (ABA #XXX-XX-XXXX) at Chase Manhattan Bank in New York, New York. Wire transfers are not considered received until the date on which Chase confirms that the funds have been transferred to MMC’s account.

2.	Payment with Shares of MMC Common Stock

You may pay the aggregate exercise price by tendering shares of MMC common stock (including shares acquired from a stock option exercise or stock award vesting) which you have owned for at least six months prior to the exercise date, having a value equal to or greater than the aggregate exercise price, as follows:

a.	Delivery of Stock Certificate(s)

The stock certificate(s) must be delivered to MMC

(l)	endorsed to Marsh & McLennan Companies, Inc. (the assignee)
- or -

(2)	accompanied by a stock power endorsed to Marsh & McLennan Companies, Inc.

The endorsement must be identical to the registrant’s name indicated on the face of the certificate. The signature of endorsement must be guaranteed by a commercial bank or stockbroker.

b.	Valuation of Shares

Any MMC shares delivered as payment of the aggregate exercise price of an option will be valued at the Fair Market Value of MMC common stock. Fair Market Value on a given date means the per share value of stock as determined by using the average of the high and low selling prices of such stock on the immediately preceding date (or, if the New York Stock Exchange was not open that day, the next preceding day that the NYSE was open for trading and the stock was traded) as reported for such date in the table entitled “NYSE Composite Transactions”, contained in The Wall Street Journal or an equivalent successor table. For example, for a stock option exercise on April 5th, the Fair Market Value of shares tendered, on a per share basis, would be the average of the high and low selling prices of MMC common stock on April 4th.

If the stock submitted for payment exceeds the number of shares required, the excess shares will be returned to you.

C.	Non-Solicitation Agreement

An executed Non-Solicitation Agreement must accompany your completed Notice of Option Exercise Form unless you are exercising the option after you have retired on or after your Normal Retirement Date.

l.	While Employed

An executed Non-Solicitation Agreement must accompany your Notice of Option Exercise Form. You may obtain a copy of the Agreement for execution from MMC Global Compensation. You may wish to consider consulting an attorney before signing the Agreement. Please retain a copy of your signed Agreement for your records.

2.	Upon Early Retirement

If you retire on or after your Early Retirement Date and before your Normal Retirement Date, all your options will be forfeited as of your termination of employment unless you sign the Non-Solicitation Agreement for Early Retirees (as described in Section V). You may obtain a copy of the Agreement for execution from MMC Global Compensation. You may wish to consider consulting an attorney before signing the Agreement. Please retain a copy of your signed Agreement for your records.

III.	WITHHOLDING

MMC and/or your local employer shall have the power and the right to deduct or withhold, or require you to remit to MMC and to the your local employer, an amount sufficient to satisfy taxes imposed under the laws of any country, state, province, city or other jurisdiction, including but not limited to income taxes, capital gain taxes, transfer taxes, and social security contributions, and National Insurance Contributions that are required by law to be withheld with respect to the grant of the option, any exercise of your rights under these Terms and Conditions, the sale of shares acquired from the exercise of the option, and/or payment of dividends on shares acquired pursuant to exercise of the option.

An election to satisfy all applicable withholding taxes, either (1) by check or (2) by having a sufficient number of the shares resulting from the option exercise retained by MMC, must be made on or before the exercise date. If such an election is not made by that time then, by default, shares will be retained to satisfy the tax withholding obligation. Such shares will be valued at the Fair Market Value of MMC common stock.

IV.	REGISTRATION AND DISTRIBUTION OF SHARES

A.

The shares from your stock option exercise will be registered as specified in your Notice of Option Exercise Form, as of the date of exercise. The shares may be registered only in (i) your name or (ii) your name and your spouse’s name as joint tenants with rights of survivorship.

B.	The shares from your stock option exercise will be distributed as specified in your Notice of Option Exercise Form, after you have satisfied your tax withholding obligation.

C.	You will receive written confirmation of your stock option exercise by mail, generally within a week following the exercise date.

V.	TERMINATION OF EMPLOYMENT

If your employment with MMC or any of its subsidiaries or affiliates (the “Company”) terminates, the following shall apply:

A.	Death

In the event your employment is terminated because of your death, any unvested option will vest at such termination of employment and will become exercisable upon the satisfaction of the Performance Contingency. The person or persons to whom your rights under the option shall pass by will or the laws of descent and distribution shall be entitled to exercise such option (and any option shares that were vested at the time of your death and for which the Performance Contingency has been satisfied) within one year after the date of death, but in no event shall the option be exercised beyond the expiration date of the grant.

B.	Permanent Disability

Should your employment terminate due to total and permanent disability as determined under MMC’s long-term disability program, any unvested option will vest at such termination of employment and will become exercisable upon the satisfaction of the Performance Contingency. Such vested option shares (and any option shares that were vested at the time of your termination of employment and for which the Performance Contingency has been satisfied) shall be exercisable until the expiration date of the grant.

C.	Retirement

In the event you retire from the Company on or after your Normal Retirement Date, any unvested option will vest at such termination of employment and will become exercisable upon the satisfaction of the Performance Contingency. Such vested option shares (and any option shares that were vested at the time of your termination of employment and for which the Performance Contingency has been satisfied) shall be exercisable until the expiration date of the grant.

D.	Early Retirement

If you (i) retire from the Company on or after your Early Retirement Date and before your Normal Retirement Date and (ii) execute and comply with the Non-Solicitation Agreement for Early Retirees for a period of three years commencing with your termination of employment, or such lesser period as may be applicable, then any unvested option will vest at such termination of employment and will become exercisable upon the satisfaction of the Performance Contingency. Such vested option shares (and any option shares that were vested at the time of your termination of employment and for which the Performance Contingency has been satisfied) shall be exercisable until the earlier of the fifth anniversary of your termination of employment and the expiration date of the grant. Failure to execute and comply with the Non-Solicitation Agreement will result in forfeiture of all your options, whether vested or unvested.

E.	Definitions

As used in Section V.C. and D., the terms “Normal Retirement Date” and “Early Retirement Date” shall have the respective meanings given such terms (or any comparable substitute terms or concepts) set forth in the Company’s primary retirement plan applicable to you upon your termination of employment.

F.	All Other Employment Terminations

For all other terminations of employment, all options, whether vested or unvested, shall be forfeited on the date of termination, except to the extent that the Committee may determine otherwise.

VI.	CHANGE IN CONTROL PROVISIONS

A.	Change in Control

Upon the occurrence of a “Change in Control” of MMC, as defined in the Plan, all stock options you hold will become fully vested and exercisable, and any restrictions contained in the terms and conditions of the option grants shall lapse.

B.	Additional Payment

The value of the accelerated vesting of options because of a Change in Control (the “Accelerated Award”) may be subject to a 20% federal excise tax under Section 4999 of the Code (the “Excise Tax”). The Excise Tax is imposed when the value, as determined by applicable regulations, of payments in the nature of compensation contingent on a Change in Control (including the Accelerated Award) equals or exceeds three times the average of your last five years’ W-2 earnings.

If a Change in Control occurs and the vesting of your options is accelerated, MMC will determine if the Excise Tax is payable by you. If Excise Tax is payable by you, MMC will pay to you, within five days of making the determination, an amount of money (the “Additional Payment”) such that after payment of applicable federal, state and local income taxes, employment taxes and any Excise Tax imposed upon the Additional Payment, you will retain an amount of the Additional Payment equal to the Excise Tax imposed in respect of the Accelerated Award. If the Additional Payment, after payment of applicable taxes, is later determined to be less than the amount necessary to reimburse you for the Excise Tax you owe, a further payment will be made to you. If the Additional Payment, after payment of applicable taxes, is later determined to be more than the amount necessary to reimburse you for the Excise Tax you owe, you will be required to reimburse MMC for such excess.

VII.	OTHER PROVISIONS

A.

No Right to Continued Employment. Neither the granting of the Award nor any exercise thereof gives you any right to continue to be employed by the Company, or restricts, in any way, your right or the right of your employer to terminate your employment at any time for any reason not specifically prohibited by law. Nothing in these Terms and Conditions or the Plan gives you any right to continue in the employ of the Company or to interfere in any way with the right of the Company to terminate your employment at any time.

B.	Discretionary Nature of Award. By accepting this award, you agree to be bound by these Terms and Conditions and acknowledge that:

(1) MMC (and not your local employer) is granting your options. Furthermore, these Terms & Conditions are not derived from any preexisting labor relationship between you and MMC, but rather from a mercantile relationship.

(2) MMC will administer the Plan from outside your country of residence and that U.S. law will govern all options granted under the Plan.

(3) That benefits and rights provided under the Plan are wholly discretionary and, although provided by MMC, do not constitute regular or periodic payments.

(4) The benefits and rights provided under the Plan are not to be considered part of your salary or compensation under your employment with your local employer for purposes of calculating any severance, resignation, redundancy or other end of service payments, vacation, bonuses, long-term service awards, indemnification, pension or retirement benefits, or any other payments, benefits or rights of any kind. You waive any and all rights to compensation or damages as a result of the termination of employment with your local employer for any reason whatsoever insofar as those rights result or may result from the loss or diminution in value of such rights under the Plan or your ceasing to have any rights under, or ceasing to be entitled to any rights under the Plan as a result of such termination.

(5) The grant of options, hereunder, and any future grant of options under the Plan is entirely voluntary, and at the complete discretion of MMC. Neither the grant of the option nor any future grant of an option by MMC shall be deemed to create any obligation to grant any further options, whether or not such a reservation is explicitly stated at the time of such a grant. MMC has the right, at any time and/or on an annual basis, to amend, suspend or terminate the Plan; provided, however, that no such amendment, suspension, or termination shall adversely affect your rights hereunder.

(6) The Plan shall not be deemed to constitute, and shall not be construed by you to constitute, part of the terms and conditions of employment. The Company shall not incur any liability of any kind to you as a result of any change or amendment, or any cancellation, of the Plan at any time.

(7) Participation in the Plan shall not be deemed to constitute, and shall not be deemed by you to constitute, an employment or labor relationship of any kind with MMC.

C.	Limitations. Payment of shares is not secured by a trust, insurance contract or other funding medium, and you do not have any interest in any fund or specific asset of MMC by reason of the option.

D.	During your lifetime, an option shall be exercisable only by you, and no right thereunder shall be transferable except by will or the laws of descent and distribution.

E.

Neither you nor any person entitled to exercise your rights in the event of your death shall have any of the rights of a stockholder with respect to the shares of MMC common stock subject to an option, unless, and until, you have exercised the option, paid the full exercise price thereof, and have received the shares so acquired.

F.

MMC is not liable for the non-issuance or non-transfer, nor for any delay in the issuance or transfer, of any shares of MMC common stock subject to an option or otherwise pursuant to the Plan which results from the inability of MMC to obtain, or in any delay in obtaining, from each regulatory body having jurisdiction, all requisite authority to issue or transfer shares of MMC common stock, if counsel for MMC deems such authority necessary for the lawful issuance or transfer of any such shares.

G.

The Award is subject to all of these terms and conditions and to the terms and conditions of the Plan, and your acceptance of the Award shall constitute your agreement to the terms and conditions of the Plan and the administrative regulations of the Committee. In the event of any inconsistency between these terms and conditions and the provisions of the Plan, the provisions of the Plan shall prevail. Your acceptance of the Award constitutes your agreement that the shares of MMC common stock acquired hereunder will not be sold or otherwise disposed of by you in violation of any applicable securities laws or regulations.

H.

An option shall be exercised in accordance with, and the Award shall be subject to, such additional administrative regulations as the Committee may from time to time adopt. All decisions of the Committee upon any questions arising under the Plan or under these terms and conditions shall be conclusive and binding.

I.

The Plan, and the granting and exercising of options or awards thereunder, and the obligations of MMC and employees under the Plan, shall be subject to all applicable governmental laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required, including, but not limited to, tax and securities regulations. This provision takes precedence over all aforementioned terms and conditions.

J.

The Committee has full discretion and authority to control and manage the operation and administration of the Award and the Plan. The Committee is comprised of at least two members of the MMC Board of Directors (the “Board of Directors”).

K.

The Board of Directors may amend, alter, suspend, discontinue or terminate the Plan or the Committee’s authority to grant awards under the Plan, except that, without the consent of an affected participant, no such action may materially adversely affect the rights of such participant under any award theretofore granted to him or her. Following the occurrence of a Change in Control (as defined in the Plan), the Board of Directors may not terminate the Plan or amend the Plan with respect to awards that have already been granted in any manner adverse to employees.

L.

No more than eight million (8,000,000) shares of MMC common stock (par value $1.00 per share), plus such number of shares remaining unused under pre-existing stock plans approved by MMC’s stockholders, may be issued under the Plan. Employees of the Company will be eligible for awards under the Plan. MMC common stock is traded on the New York Stock Exchange under the symbol “MMC” and is subject to market price fluctuation. The shares delivered upon exercise of an option may be obtained through open market purchases, treasury stock or newly issued shares.

M.

The Plan is not qualified under Section 401(a) of the Internal Revenue Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974. Your right to payment of your Award is the same as the right of an unsecured general creditor of MMC.

N.	There are no investment fees associated with your Award, and MMC pays all administrative expenses associated with your Award.

O.	Data Privacy Consent.

(1)	By signing these Terms and Conditions, and as a condition of the grant of the options, you expressly consent to the collection, use, and transfer of personal data as described in this Section VII.O. to the full extent permitted by and in full compliance with applicable law.

(2)

You understand that your local employer holds, by means of an automated data file, certain personal information about you, including, but not limited to, name, home address and telephone number, date of birth, social insurance number, salary, nationality, job title, any shares or directorships held by MMC, details of all options or other entitlement to shares awarded, canceled, exercised, vested, unvested, or outstanding in your favor, for the purpose of managing and administering the Plan (“Data”).

(3)

You further understand that part or all of your Data may be also held by MMC and/or its subsidiaries or affiliates, pursuant to a transfer made in the past with your consent, in respect of any previous grant of options or awards, which was made for the same purposes of managing and administering of previous award/incentive plans, or for other purposes.

(4)

You further understand that your local employer will transfer Data to MMC and/or its subsidiaries or affiliates among themselves as necessary for the purposes of implementation, administration, and management of the your participation in the Plan, and that MMC and/or its subsidiaries or affiliates may transfer data among themselves, and/or each, in turn, further transfer Data to any third parties assisting MMC in the implementation, administration, and management of the Plan (“Data Recipients”).

(5)

You understand that MMC and/or its subsidiaries or affiliates, as well as the Data Recipients, are or may be located in your country of residence or elsewhere, such as the United States. You authorize MMC and/or its subsidiaries or affiliates, as well as Data Recipients to receive, possess, use, retain, and transfer Data in electronic or other form, for the purposes of implementing, administering, and managing your participation in the Plan, including any transfer of such Data, as may be required for the administration of the Plan and/or the subsequent holding of shares on your behalf, to a broker or third party with whom the shares acquired on exercise may be deposited.

(6)

You understand that you may show your opposition to the processing and transfer of your Data, and, may at any time, review the Data, request that any necessary amendments be made to it, or withdraw your consent herein in writing by contacting MMC. You further understand that withdrawing consent may affect your ability to participate in the Plan.

Please retain this document in your permanent records. If you have any questions regarding the Plan or your stock option grant or would like an account statement detailing the number and vesting date of your options or any other information, please contact:

MMC Global Compensation

Marsh & McLennan Companies, Inc.

1166 Avenue of the Americas

New York, New York l0036-2774

United States of America

Telephone Number: 212-345-5000

Facsimile Number: (212) 345-4767

VIII.	RESALE RESTRICTIONS

If you are an “affiliate” of MMC at the time you exercise an option and receive shares of MMC common stock, your ability to resell those shares may be restricted. In order to resell such shares, you will be required either to observe the resale limitations of Rule 144 of the Securities Act of 1933, as amended (the “Securities Act”), or offer your shares for resale in compliance with another applicable exemption from the registration requirements of the Securities Act.

An “affiliate” is defined, for purposes of the Securities Act, as a person who directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, MMC. A “person” is defined to include any relative or spouse of the person and any relative of the person’s spouse who has the same home as the person, any trust, estate, corporation or other organization in which the person or any of the foregoing persons has collectively more than 10% beneficial interest, and any trust or estate for which the person or any of the foregoing persons serves as trustee, executor or in any similar capacity. A person “controls, is controlled by or is under common control” with MMC when that person directly or indirectly possesses the power to direct or cause the direction of the management and policies of MMC whether through the ownership of voting securities, by contract or otherwise.

IX.	INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The Annual Report on Form 10-K of MMC for its last fiscal year, MMC’s Registration Statement on Form 8 dated February 3, 1987, describing MMC common stock, including any amendment or reports filed for the purpose of updating such description, and MMC’s Registration Statement on Form 8-A/A dated January 26, 2000, describing the Preferred Stock Purchase Rights attached to the common stock, including any further amendment or reports filed for the purpose of updating such description, which have been filed by MMC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), are incorporated by reference herein.

All documents subsequently filed by MMC pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, subsequent to the end of MMC’s last fiscal year and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents.

The Annual Report can be viewed on MMC’s website at http://www.mmc.com/annualreport.html. Participants may receive without charge, upon written or oral request, a copy of any of the documents incorporated herein by reference and any other documents that constitute part of this Prospectus by contacting MMC Global Compensation as indicated above.

*                  *                  *

IN WITNESS WHEREOF, MMC has caused these Terms& Conditions to be duly executed by the facsimile signature of its Director Global Compensation & Benefits as of the day and year first above written. By consenting to these Terms and Conditions, you agree to the following: (i) you have carefully read, fully understand and agree to all of the terms and conditions described herein and the Plan; and (ii) you understand and agree that these Terms & Conditions and the Plan constitute the entire understanding between you and MMC regarding the option, and that any prior agreements, commitments or negotiations concerning the option are replaced and superseded. You will be deemed to consent to the application of the terms and conditions set forth in these Terms and Conditions and the Plan unless you contact MMC Global Compensation in writing within thirty (30) days of the date of these Terms and Conditions.

Stephen Pennacchio

_________________

Participant’s signature

This document constitutes part of a prospectus covering securities that have been registered under the Securities Act of 1933, as amended.

The date of this prospectus is [Date].

MARSH & McLENNAN COMPANIES

2000 SENIOR EXECUTIVE INCENTIVE AND STOCK AWARD PLAN

AND

2000 EMPLOYEE INCENTIVE AND STOCK AWARD PLAN

Summary of Terms and Conditions

Applicable to Mandatory Deferrals of [Year] Annual Bonuses

1.	MANDATORY DEFERRAL

a.	Participation

All active employees of Marsh Inc. and its subsidiaries (collectively, “the Company”) who are awarded an annual incentive bonus for [Year] of $106,000 or above (unless subject to prior agreement) shall participate in the mandatory deferral program (the “Program”). The granting of an annual incentive bonus award is discretionary and delivery of materials applicable to the Program shall not affect entitlement to such an award. An employee who participates in the Program is referred to herein as a “Participant”.

b.	Mandatory Deferral

Fifty percent (50%) of a Participant’s [Year] annual incentive bonus in excess of $100,000 is subject to mandatory deferral (the “Deferral”).

c.	Bonus Award Date

The bonus award date for [Year] annual incentive bonuses is the date on which bonus amounts which are not subject to mandatory deferral are paid, targeted to be [Date].

d.	Minimum Deferral

The minimum deferral amount is $3,000.

e.	Vesting Date

The Deferral is scheduled to vest on the earlier of (1) [Date] or (2) such earlier date in accordance with Sections 3(a) or 4 (in either case, the “Vesting Date”).

2.	DEFERRED BONUS ACCOUNT

a.

Deferred Bonus Account. Deferrals shall be credited to a bookkeeping account (the “Deferred Bonus Account”) the value of which shall be equal to the amount of the Deferral, credited with simple interest at a rate of 2% per year.

b.	Statement of Account. A Participant may obtain an account statement setting forth the balance credited to his or her Deferred Bonus Account by contacting Marsh Inc. Compensation at:

Marsh Inc.

Attention: Compensation Group

1166 Avenue of the Americas

New York, NY 10036-2774

Telephone: (212) 345-0815 or (212) 345-9934

Facsimile: (212) 345-4665

c.	Payment of Deferred Amounts

(i)

Payment Date. A Participant’s Deferred Bonus Account, with interest accrued through the date of payment, shall be paid on, or as soon as practicable after, the Vesting Date; provided, however, that no payment shall be made to a Participant who is determined by the Compensation Committee of the Company’s Board of Directors (the “Committee”) to be a “key employee” under Section 409A of the U.S. Internal Revenue Code of 1986, as amended (the “Code”) and the regulations thereunder before the six month anniversary of his or her termination of employment.

(ii)

Form of Payment. A Participant’s Deferred Bonus Account shall be distributed in a single lump sum, less applicable withholding taxes. Distribution of the Deferred Bonus Account will be made either in cash or in shares of the common stock of Marsh & McLennan Companies, Inc. (the “Corporation”), at the election of the Company. If the Company elects to distribute shares, the number of shares distributed shall be determined by dividing the value of the Deferred Bonus Account in U.S. Dollars by the average of the high and low selling prices of the common stock of the Corporation on the New York Stock Exchange on the trading day immediately preceding the Vesting Date.

3.	TERMINATION OF EMPLOYMENT

a.

If the Participant’s employment with the Company or any of its affiliates terminates prior to [Date], all amounts credited to a Participant’s Deferred Bonus Account shall vest as of the date of termination of employment, provided that such termination of employment is on account of:

(i)	Total and Permanent Disability (as determined under the Company’s Long-Term Disability Plan applicable to the Participant and Section 409A of the Code and the regulations thereunder);

(ii)

Early, Normal or Deferred Retirement (as such terms are defined in the Company’s primary retirement plan applicable to the Participant). In the event of Early Retirement, the Participant will be required to execute a Non-Solicitation Agreement for Early Retirees. It being understood that failure to comply with said Non-Solicitation Agreement will cause the Early Retirement to be treated as termination of employment under Section 3(b), below;

(iii)

Termination By the Company without Cause. For purposes of these terms and conditions, Cause shall mean misappropriation of assets of the Corporation or any of its subsidiaries or affiliates; willful misconduct in the performance of the employee’s duties; continued failure after notice, or refusal, to perform the duties of the employee; violation of a written code of conduct applicable to the employee; willful violation of an important policy of the Corporation or any of its subsidiaries or affiliates; breach of fiduciary duty or breach of trust; conviction of a felony, or of any other crime involving moral turpitude; imprisonment for any crime; or any other action likely to bring substantial discredit to the Corporation or any of its subsidiaries or affiliates; or

(iv)	the Participant’s death.

b.

All Other Employment Terminations. If a Participant ceases to be an active employee of the Corporation or any of its subsidiaries or affiliates prior to [Date] for any other reason, the Participant’s Deferred Bonus Account shall be forfeited, except to the extent that the Committee may determine otherwise.

4.	CHANGE IN CONTROL

a.

Change in Control. Notwithstanding any other provision in the Plan to the contrary, in the event of a “Change in Control” of the Corporation, as defined in the Corporation’s 2000 Senior Executive Incentive and Stock Award Plan (the “2000 Senior Executive Plan”) and 2000 Employee Incentive and Stock Award Plan (the “2000 Employee Plan”), or upon the sale of the business unit in which the Participant works, all amounts credited to the Participant’s Deferred Bonus Account as of the effective date of such Change in Control will vest and be distributed, less applicable withholding taxes, as soon as practicable thereafter in accordance with Section 409A of the Code and the regulations thereunder.

b.	Form of Payment. In the event of a Change in Control of the Corporation, distribution of a Participant’s Deferred Bonus Account, less applicable withholding taxes, shall be made in cash.

5.	PAYMENT TO DECEASED PARTICIPANT

Any amounts payable under the Program to a deceased Participant shall be paid to the person or persons to whom such Participant’s rights pass by will or the law of descent and distribution, and such payment shall completely discharge the Corporation’s obligations under the Program.

6.	ADMINISTRATION, AMENDMENT AND TERMINATION OF THE PROGRAM

Except as otherwise provided herein, the Program shall be administered by the Committee. The Committee shall have authority in its sole discretion to interpret the Program and make all determinations with respect to the Program. All determinations made by the Committee shall be final, binding and conclusive on all Participants and beneficiaries. The Committee may delegate to any other individual or entity the authority to perform any or all of the functions of the Committee under the Program, and references to the Committee shall be deemed to include any such delegate. The Committee may, at its discretion and at any time, amend the Program in whole or in part. The Committee may also terminate the Program in its entirety at any time.

7.	MISCELLANEOUS

a.

A Participant under the Program is a general (not secured) creditor, and nothing contained in the Program, the 2000 Senior Executive Plan or the 2000 Employee Plan shall create a trust of any kind or a fiduciary relationship between the Corporation and the Participant or the Participant’s estate or beneficiary. Nothing contained herein shall be construed as conferring upon the Participant the right to continued employment with the Corporation or its subsidiaries, or to a bonus award. Except as otherwise provided by applicable law, benefits payable under the Program may not be assigned or hypothecated, and no such benefits shall be subject to legal process or attachment for the payment of any claim of any person entitled to receive the same.

b.

Participation in the Program is subject to these terms and conditions and to the terms and conditions of (A) the 2000 Senior Executive Plan with respect to those Participants hereunder who are subject thereto and (B) the 2000 Employee Plan with respect to all other Participants. Participation in the Program shall constitute an agreement by the Participant to all such terms and conditions and to the administrative regulations of the Committee. In the event of any inconsistency between these terms and conditions and the provisions of the 2000 Senior Executive Plan or the 2000 Employee Plan, as applicable, the provisions of the latter shall prevail. The Program, the 2000 Senior Executive Plan and the 2000

Employee Plan are not qualified under Section 401(a) of the Code and are not subject to the periodic reporting and funding provisions of the Employee Retirement Income Security Act of 1974.

c.

Not more than eight million (8,000,000) shares of the Corporation’s common stock (par value $1.00 per share), plus such number of shares remaining unused under pre-existing stock plans approved by the Corporation’s stockholders, may be issued under the 2000 Senior Executive Plan.

d.

Not more than eighty million (80,000,000) shares of the Corporation’s common stock (par value $1.00 per share), plus such number of shares authorized and reserved for awards pursuant to certain preexisting share resolutions adopted by the Corporation’s Board of Directors, may be issued under the 2000 Employee Plan.

e.

The Corporation’s common stock is traded on the New York Stock Exchange under the symbol “MMC” and is subject to market price fluctuation. The shares of the Corporation’s common stock delivered in respect of the Deferred Bonus Account may be obtained through open market purchases, treasury stock or newly issued shares.

f.	There are no investment fees or administrative expenses charged against a Participant’s Deferred Bonus Account.

8.	FEDERAL INCOME TAX CONSIDERATIONS

The following is a summary of the United States Federal income tax consequences of participating in the Program. This discussion does not address all aspects of the U.S. Federal income tax consequences that may be relevant to a Participant in light of his or her personal investment or tax circumstances and does not discuss any state or local tax consequences Plan participation. This section is based on the Internal Revenue Code of 1986, as amended (the “Code”), its legislative history, existing and proposed regulations under the Code, and published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. A Participant should consult his or her own tax advisor concerning the application of the U.S. Federal income tax laws to his or her particular situation, as well as the applicability and effect of any state or local tax laws before taking any actions with respect participation in the Program.

Under present Federal income tax laws, no portion of the balance credited to a Participant’s Deferred Bonus Account will be includable in income for Federal income or FICA tax purposes until it is vested and distributable. When the Deferred Bonus Account is actually paid to the Participant, such portion will be includable in income, and Federal, state and local income tax withholding and FICA tax withholding will apply, and such amount will generally be deductible by the Corporation. The Corporation may make necessary arrangements in order to effectuate any such withholding, including the mandatory withholding of shares of common stock of the Corporation which would otherwise be distributed to a Participant.

Notwithstanding any other provision herein, a Participant’s Deferred Bonus Account may be subject to additional restrictions to ensure compliance with the requirements of Section 409A of the Code (relating to nonqualified deferred compensation) and the regulations thereunder. The Committee intends to administer the Plan in accordance with Section 409A of the Code and reserves the right to make changes in the terms or operation of the Program and the Deferred Bonus Account (including changes that may have retroactive effect) deemed necessary or desirable to comply with Section 409A of the Code. This means, for example, that the timing of distributions may be different from those described in this document or in other materials relating to the Program, the 2000 Senior Executive Plan and the 2000 Employee Plan that do not yet reflect Section 409A of the Code. If a Participant’s Deferred Bonus Account is not in compliance with Section 409A of the Code, he or she will be subject to immediate taxation of all vested but unpaid amounts under the Program that are subject to Section 409A of the Code, plus interest at the underpayment rate plus 1%, plus a 20% penalty.

9.	RESALE RESTRICTIONS

If a Participant is an “affiliate” of the Corporation at the time he or she receives a distribution under the Program in the form of shares of the Corporation’s common stock, his or her ability to resell those shares may be restricted. In order to resell such shares, such Participant will be required either to observe the resale limitations of Rule 144 of the Securities Act of 1933, as amended (the “Securities Act’), or offer his or her shares for resale in compliance with another applicable exemption from the registration requirements of the Securities Act.

An “affiliate” is defined, for purposes of the Securities Act, as a person who directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Corporation. A “person” is defined to include any relative or spouse of the person and any relative of the person’s spouse who has the same home as the person, any trust, estate, corporation or other organization in which the person or any of the foregoing persons has collectively more than 10% beneficial interest, and any trust or estate for which the person or any of the foregoing persons serves as trustee, executor or in any similar capacity. A person “controls, is controlled by or is under common control” with the Corporation when that person directly or indirectly possesses the power to direct or cause the direction of the management and policies of the Corporation whether through the ownership of voting securities, by contract or otherwise.

10.	INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The Annual Report on Form 10-K of the Corporation for its last fiscal year, the Corporation’s Registration Statement on Form 8 dated February 3, 1987, describing the Corporation’s common stock, including any amendment or reports filed for the purpose of updating such description, and the Corporation’s Registration Statement on Form 8-A/A dated January 26, 2000, describing the Preferred Stock Purchase Rights attached to the common stock, including any further amendment or reports filed for the purpose of updating such description, which have been filed by the Corporation under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), are incorporated by reference herein.

All documents subsequently filed by the Corporation pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, subsequent to the end of the Corporation’s last fiscal year and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents.

Participants may receive without charge, upon written or oral request, a copy of any of the documents incorporated herein by reference and any other documents that constitute part of this Prospectus by contacting

Marsh & McLennan Companies, Inc.

Attention: Senior Manager, Executive Compensation

Mandatory Deferrals of [Year] Annual Bonuses

1166 Avenue of the Americas

New York, New York 10036-2774

Telephone: (212) 345-5659 or (212) 345-5000

This document constitutes part of a prospectus covering securities that have been registered under the Securities Act of 1933, as amended.

The date of this prospectus is [Date].

MARSH & McLENNAN COMPANIES

2000 SENIOR EXECUTIVE INCENTIVE AND STOCK AWARD PLAN

AND

2000 EMPLOYEE INCENTIVE AND STOCK AWARD PLAN

Summary of Terms and Conditions

Applicable to Mandatory Deferrals of [Year] Annual Bonuses

1.	MANDATORY DEFERRAL

a.	Participation

Certain active employees of Mercer Inc. and its subsidiaries (collectively, “the Company”) who are awarded an annual incentive bonus for [Year] shall participate in the mandatory deferral program (the “Program”). An employee who participates in the Program is referred to herein as a “Participant”. Under the Program, a percentage of a Participant’s [Year] annual incentive bonus is subject to mandatory deferral (the “Deferral”). The granting of an annual incentive bonus award is discretionary and delivery of materials applicable to the Program shall not affect entitlement to such an award.

b.	Bonus Award Date

The bonus award date for [Year] annual incentive bonuses is the date on which bonus amounts which are not subject to mandatory deferral are paid, targeted to be [Date].

c.	Vesting Date

The Deferral is scheduled to vest on the earlier of (1) [Date] or (2) such earlier date in accordance with Sections 3(a) or 4 (in either case, the “Vesting Date”).

2.	DEFERRED BONUS ACCOUNT

a.

Deferred Bonus Account. Deferrals shall be credited to a bookkeeping account (the “Deferred Bonus Account”) the value of which shall be equal to the amount of the Deferral, credited with simple interest at a rate of 2% per year.

b.

Statement of Account. A Participant may obtain an account statement setting forth the balance credited to his or her Deferred Bonus Account by contacting the Participant’s Mercer entity Human Resources Group.

c.	Payment of Deferred Amounts

(i)

Payment Date. A Participant’s Deferred Bonus Account, with interest accrued through the date of payment, shall be paid on, or as soon as practicable after, the Vesting Date; provided, however, that no payment shall be made to a Participant who is determined by the Compensation Committee of the Company’s Board of Directors (the “Committee”) to be a “key employee” under Section 409A of the U.S. Internal Revenue Code of 1986, as amended (the “Code”) and the regulations thereunder before the six month anniversary of his or her termination of employment.

(ii)

Form of Payment. A Participant’s Deferred Bonus Account shall be distributed in a single lump sum, less applicable withholding taxes. Distribution of the Deferred Bonus Account will be made either in cash or in shares of the common stock of Marsh & McLennan Companies, Inc. (the “Corporation”), at the election of the Company. If the Company elects to distribute shares, the number of shares distributed shall be determined by dividing the value of the Deferred Bonus Account in U.S. Dollars by the average of the high and low selling prices of the common stock of the Corporation on the New York Stock Exchange on the trading day immediately preceding the Vesting Date.

3.	TERMINATION OF EMPLOYMENT

a.

If the Participant’s employment with the Company or any of its affiliates terminates prior to [Date], all amounts credited to a Participant’s Deferred Bonus Account shall vest as of the date of termination of employment, provided that such termination of employment is on account of:

(i)	Total and Permanent Disability (as determined under the Company’s Long-Term Disability Plan applicable to the Participant and Section 409A of the Code and the regulations thereunder);

(ii)

Early, Normal or Deferred Retirement (as such terms are defined in the Company’s primary retirement plan applicable to the Participant). In the event of Early Retirement, the Participant will be required to execute a Non-Solicitation Agreement for Early Retirees. It being understood that failure to comply with said Non-Solicitation Agreement will cause the Early Retirement to be treated as termination of employment under Section 3(b), below;

(iii)

Termination By the Company without Cause. For purposes of these terms and conditions, Cause shall mean misappropriation of assets of the Corporation or any of its subsidiaries or affiliates; willful misconduct in the performance of the employee’s duties; continued failure after notice, or refusal, to perform the duties of the employee; violation of a written code of conduct applicable to the employee; willful violation of an important policy of the Corporation or any of its subsidiaries or affiliates; breach of fiduciary duty or breach of trust; conviction of a felony, or of any other crime involving moral turpitude; imprisonment for any crime; or any other action likely to bring substantial discredit to the Corporation or any of its subsidiaries or affiliates; or

(iv)	the Participant’s death.

b.

All Other Employment Terminations. If a Participant ceases to be an active employee of the Corporation or any of its subsidiaries or affiliates prior to [Date] for any other reason, the Participant’s Deferred Bonus Account shall be forfeited, except to the extent that the Committee may determine otherwise.

4.	CHANGE IN CONTROL

a.

Change in Control. Notwithstanding any other provision in the Plan to the contrary, in the event of a “Change in Control” of the Corporation, as defined in the Corporation’s 2000 Senior Executive Incentive and Stock Award Plan (the “2000 Senior Executive Plan”) and 2000 Employee Incentive and Stock Award Plan (the “2000 Employee Plan”), or upon the sale of the business unit in which the Participant works, all amounts credited to the Participant’s Deferred Bonus Account as of the effective date of such Change in Control will vest and be distributed, less applicable withholding taxes, as soon as practicable thereafter in accordance with Section 409A of the Code and the regulations thereunder.

b.	Form of Payment. In the event of a Change in Control of the Corporation, distribution of a Participant’s Deferred Bonus Account, less applicable withholding taxes, shall be made in cash.

5.	PAYMENT TO DECEASED PARTICIPANT

Any amounts payable under the Program to a deceased Participant shall be paid to the person or persons to whom such Participant’s rights pass by will or the law of descent and distribution, and such payment shall completely discharge the Corporation’s obligations under the Program.

6.	ADMINISTRATION, AMENDMENT AND TERMINATION OF THE PROGRAM

Except as otherwise provided herein, the Program shall be administered by the Committee. The Committee shall have authority in its sole discretion to interpret the Program and make all determinations with respect to the Program. All determinations made by the Committee shall be final, binding and conclusive on all Participants and beneficiaries. The Committee may delegate to any other individual or entity the authority to perform any or all of the functions of the Committee under the Program, and references to the Committee shall be deemed to include any such delegate. The Committee may, at its discretion and at any time, amend the Program in whole or in part. The Committee may also terminate the Program in its entirety at any time.

7.	MISCELLANEOUS

a.

A Participant under the Program is a general (not secured) creditor, and nothing contained in the Program, the 2000 Senior Executive Plan or the 2000 Employee Plan shall create a trust of any kind or a fiduciary relationship between the Corporation and the Participant or the Participant’s estate or beneficiary. Nothing contained herein shall be construed as conferring upon the Participant the right to continued employment with the Corporation or its subsidiaries, or to a bonus award. Except as otherwise provided by applicable law, benefits payable under the Program may not be assigned or hypothecated, and no such benefits shall be subject to legal process or attachment for the payment of any claim of any person entitled to receive the same.

b.

Participation in the Program is subject to these terms and conditions and to the terms and conditions of (A) the 2000 Senior Executive Plan with respect to those Participants hereunder who are subject thereto and (B) the 2000 Employee Plan with respect to all other Participants. Participation in the Program shall constitute an agreement by the Participant to all such terms and conditions and to the administrative regulations of the Committee. In the event of any inconsistency between these terms and conditions and the provisions of the 2000 Senior Executive Plan or the 2000 Employee Plan, as applicable, the provisions of the latter shall prevail. The Program, the 2000 Senior Executive Plan and the 2000 Employee Plan are not qualified under Section 401(a) of the Code and are not subject to the periodic reporting and funding provisions of the Employee Retirement Income Security Act of 1974.

c.

Not more than eight million (8,000,000) shares of the Corporation’s common stock (par value $1.00 per share), plus such number of shares remaining unused under pre-existing stock plans approved by the Corporation’s stockholders, may be issued under the 2000 Senior Executive Plan.

d.

Not more than eighty million (80,000,000) shares of the Corporation’s common stock (par value $1.00 per share), plus such number of shares authorized and reserved for awards pursuant to certain preexisting share resolutions adopted by the Corporation’s Board of Directors, may be issued under the 2000 Employee Plan.

e.

The Corporation’s common stock is traded on the New York Stock Exchange under the symbol “MMC” and is subject to market price fluctuation. The shares of the Corporation’s common stock delivered in respect of the Deferred Bonus Account may be obtained through open market purchases, treasury stock or newly issued shares.

f.	There are no investment fees or administrative expenses charged against a Participant’s Deferred Bonus Account.

8.	FEDERAL INCOME TAX CONSIDERATIONS

The following is a summary of the United States Federal income tax consequences of participating in the Program. This discussion does not address all aspects of the U.S. Federal income tax consequences that may be relevant to a Participant in light of his or her personal investment or tax circumstances and does not discuss any state or local tax consequences Plan participation. This section is based on the Internal Revenue Code of 1986, as amended (the “Code”), its legislative history, existing and proposed regulations under the Code, and published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. A Participant should consult his or her own tax advisor concerning the application of the U.S. Federal income tax laws to his or her particular situation, as well as the applicability and effect of any state or local tax laws before taking any actions with respect participation in the Program.

Under present Federal income tax laws, no portion of the balance credited to a Participant’s Deferred Bonus Account will be includable in income for Federal income or FICA tax purposes until it is vested and distributable. When the Deferred Bonus Account is actually paid to the Participant, such portion will be includable in income, and Federal, state and local income tax withholding and FICA tax withholding will apply, and such amount will generally be deductible by the Corporation. The Corporation may make necessary arrangements in order to effectuate any such withholding, including the mandatory withholding of shares of common stock of the Corporation which would otherwise be distributed to a Participant.

Notwithstanding any other provision herein, a Participant’s Deferred Bonus Account may be subject to additional restrictions to ensure compliance with the requirements of Section 409A of the Code (relating to nonqualified deferred compensation) and the regulations thereunder. The Committee intends to administer the Plan in accordance with Section 409A of the Code and reserves the right to make changes in the terms or operation of the Program and the Deferred Bonus Account (including changes that may have retroactive effect) deemed necessary or desirable to comply with Section 409A of the Code. This means, for example, that the timing of distributions may be different from those described in this document or in other materials relating to the Program, the 2000 Senior Executive Plan and the 2000 Employee Plan that do not yet reflect Section 409A of the Code. If a Participant’s Deferred Bonus Account is not in compliance with Section 409A of the Code, he or she will be subject to immediate taxation of all vested but unpaid amounts under the Program that are subject to Section 409A of the Code, plus interest at the underpayment rate plus 1%, plus a 20% penalty.

9.	RESALE RESTRICTIONS

If a Participant is an “affiliate” of the Corporation at the time he or she receives a distribution under the Program in the form of shares of the Corporation’s common stock, his or her ability to resell those shares may be restricted. In order to resell such shares, such Participant will be required either to observe the resale limitations of Rule 144 of the Securities Act of 1933, as amended (the “Securities Act’), or offer his or her shares for resale in compliance with another applicable exemption from the registration requirements of the Securities Act.

An “affiliate” is defined, for purposes of the Securities Act, as a person who directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Corporation. A “person” is defined to include any relative or spouse of the person and any relative of the person’s spouse who has the same home as the person, any trust, estate, corporation or other organization in which the person or any of the foregoing persons has collectively more than 10% beneficial interest, and any trust or estate for which the person or any of the foregoing persons serves as trustee, executor or in any similar capacity. A person “controls, is controlled by or is under common control” with the Corporation when that person directly or indirectly possesses the power to direct or cause the direction of the management and policies of the Corporation whether through the ownership of voting securities, by contract or otherwise.

10.	INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The Annual Report on Form 10-K of the Corporation for its last fiscal year, the Corporation’s Registration Statement on Form 8 dated February 3, 1987, describing the Corporation’s common stock, including any amendment or reports filed for the purpose of updating such description, and the Corporation’s Registration Statement on Form 8-A/A dated January 26, 2000, describing the Preferred Stock Purchase Rights attached to the common stock, including any further amendment or reports filed for the purpose of updating such description, which have been filed by the Corporation under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), are incorporated by reference herein.

All documents subsequently filed by the Corporation pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, subsequent to the end of the Corporation’s last fiscal year and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents.

Participants may receive without charge, upon written or oral request, a copy of any of the documents incorporated herein by reference and any other documents that constitute part of this Prospectus by contacting

Marsh & McLennan Companies, Inc.

Attention: Senior Manager, Executive Compensation

Mandatory Deferrals of [Year] Annual Bonuses

1166 Avenue of the Americas

New York, New York 10036-2774

Telephone: (212) 345-5659 or (212) 345-5000